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                                                                    EXHIBIT 99.1


[LABARGE INC. GRAPHIC]


                                                                          FOCUS.

                                                                       STRATEGY.

                                                                       PROGRESS.

                                                                  AN OVERVIEW OF

                                                                   LABARGE, INC.

                                                                      MARCH 2001




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                                                              [LABARGE INC LOGO]

DELIVERING ON STRATEGIC GOALS

         -  Positive trends in key indicators
         -  Better-focused strategy and organizational structure
         -  Significant backlog growth - future earnings visibility
         - "Breakthrough" contracts for Network Technologies Group and proprietary ScadaNET Network(TM)
         -  Higher gross margins
            -  Improved capacity utilization in Manufacturing Services business
            -  Network Technologies business
            -  EBITDA growing significantly

                                                                               2

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                                                              [LABARGE INC LOGO]

        OUR STRATEGY


                         Build on Our Core Competencies

                     Grow the core        Add proprietary
                      electronics          capabilities,
                     manufacturing        technologies and
                   services business         products

                     MANUFACTURING           NETWORK
                     SERVICES GROUP     TECHNOLOGIES GROUP
                    99% OF REVENUES*     1% OF REVENUES*

         *For fiscal 2001 second quarter, ended 12/31/00.
                                                                               3

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                                                              [LABARGE INC LOGO]





                          MANUFACTURING SERVICES GROUP



                               [LABARGE GRAPHIC]


Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a wide variety of technology-driven markets

Allows customers to effectively outsource complex applications

                                                                               4


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                                                              [LABARGE INC LOGO]




                           NETWORK TECHNOLOGIES GROUP

                               [LABARGE GRAPHIC]


Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment

Proprietary products, capabilities and technologies

                                                                               5

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                                                              [LABARGE INC LOGO]



FISCAL 2000 INITIATIVES


         -  Manufacturing Services Group: restore core business growth

            -  Revamp and implement new sales and marketing strategy

                -  New management structure - improved disciplines

                -  Reorganization and upgrade of sales force

                - Targeting of select customers who can benefit from our expertise

                -  Broader diversification of customer base

            -  Improve coordination between sales and operations

         -  Network Technologies Group

            -  Develop initial orders for proprietary product

            -  Aggressive business plan

            -  High gross margin potential

                                                                               6

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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
QUARTERLY BACKLOG

(In millions of dollars)




FY99 Q4   FY00 Q1   FY00 Q2   FY00 Q3   FY00 Q4   FY01 Q1   FY01 Q2   FY01 Q3E

 $42.7     $54.0     $58.3     $59.1     $62.7     $65.7     $90.4     $92.0


                                RECORD BACKLOG                                 7

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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
DIVERSE MARKETS - SALES


        Aerospace    Defense   Industrial    Medical   Oil and Gas   Government Systems    Semiconductor   Other

           15%         32%        1%            3%         21%               22%                 3%          3%



Breakdown of sales for fiscal 2001 first six months, ended 12/31/00.
                                                                               8

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                                                              [LABARGE INC LOGO]


ELECTRONICS MANUFACTURING
SERVICES INDUSTRY

         -  Strong trend toward outsourcing electronics production
            -  $100+ billion worldwide in 2000*
            -  Industry expected to remain healthy through economic slowdown(+)
         -  Large, fragmented market
            -  Many players serving many markets
         -  Increased complexity of electronic products
         -  LaBarge's customer base:
            - Companies that want to focus on own core competencies and boost efficiencies
         -  LaBarge's niche:
            -  Low- to mid-volume
            -  High complexity/High reliability
            -  Higher margin potential

         *Source: Electronic Buyers' News, 9/18/00.
        (+)Source: Electronic News Online, 2/5/01; Electronic Buyers' News,
         3/1/01                                                                9

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                                                              [LABARGE INC LOGO]


MANUFACTURING SERVICES GROUP -
LOCATIONS


                            [MAP OF 4 STATES GRAPHIC]



-  U.S. manufacturing operations
   -  Arkansas (Berryville and Huntsville)
   -  Missouri (Joplin)
   -  Oklahoma (Tulsa)
   -  Texas (Houston)

Domestic manufacturing enhances our customers' outsourcing strategy (speed, transport costs, security, quality, service).
                                                                              10

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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
DIFFERENTIATORS

         -  Broad-based specialized capabilities
            -  Customized applications
            -  Highly engineered products
            -  Sophisticated electronic assembly capability
            -  Complete systems solutions
         -  Broad array of other value-added services
            -  Systems design
            -  Engineering and product development
            -  Direct link with customer

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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
ACHIEVEMENTS

         -  Developing important new customers
            - Enhanced resources needed for growth - investments in equipment, technology and people
            - Greater visibility in marketplace
            - More effective sales/marketing approach: target customers
            - New management/improved focus and accountability
            - Record backlog

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                                                              [LABARGE INC LOGO]


MANUFACTURING SERVICES GROUP -
STRATEGIES FOR GROWTH

         -  Maximize opportunities within existing customer base
            -  Strength of our customer relationships
            -  Leveraging performance for additional contracts with customers
                 - Booked 86% more business from our 10 largest customers in FY 2000
         -  Develop new customers that fit LaBarge profile
            -  Typically large, technology-driven companies
            -  Need for outsourcing and/or sophisticated capabilities
            -  Broad array of growth industries

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                                                              [LABARGE INC LOGO]

NETWORK TECHNOLOGIES GROUP


         -  Acquired through March 1999 OCS acquisition
         -  Adds proprietary electronic products
            -  Higher gross margins
         -  Increases LaBarge's capabilities and knowledge
            -  Hardware and software engineering capability
            -  New product development
            -  Marketing and ongoing services
         -  Products manufactured by LaBarge's Manufacturing Services Group
         -  Ongoing revenue stream from service agreements

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                                                              [LABARGE INC LOGO]

NETWORK TECHNOLOGIES GROUP
- DIFFERENTIATOR


         -  Proprietary ScadaNET Network(TM)
            -  Application for remote locations
            -  End-to-end solution
            - Leverages existing cellular telephone infrastructure and Internet technologies
            -  Low cost, two-way data communication
            -  More reliable monitoring of industrial equipment


                             [LABARGE INC GRAPHICS]

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                                                              [LABARGE INC LOGO]

SCADANET NETWORK(TM) -
SUCCESS IN RAIL INDUSTRY


         -  First target market
            -  Small number of major rail players
            -  Small number of industry suppliers, not technologically oriented
         -  2,000+ units shipped
         -  Remotely monitors the functionality of crossing equipment
            -  Standardization by rail organizations
               - Burlington Northern and Santa Fe
               - Union Pacific
               - Montana Rail Link
               - I&M Rail Link

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                                                              [LABARGE INC LOGO]

SCADANET NETWORK(TM) -
SUCCESS IN RAIL INDUSTRY (CONT.)


                                 [MAP GRAPHIC]

         - Endorsement and funding by state transportation departments for safety programs
             -  23 states have approved ScadaNET for new crossings
             -  Illinois retrofitting crossings with ScadaNET
                    - Burlington Northern and Santa Fe
                    - Union Pacific

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                                                              [LABARGE INC LOGO]


NETWORK TECHNOLOGIES GROUP
- STRATEGY FOR GROWTH


         -  Goal: ScadaNET Network(TM) as standard in railroad industry
         - Target large, well-defined opportunities where LaBarge can be the dominant player
            -  Natural gas pipelines: cathodic protection equipment
         -  Move toward profitability

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                                                              [LABARGE INC LOGO]

NET SALES/GROSS PROFIT MARGINS -
FIVE-YEAR HISTORY

(In millions of dollars)

[BAR GRAPH]



                         1996    1997    1998    1999    2000    2001 E

Net sales                75.1    96.7    95.6    78.6    79.6    110.0
Gross profit margin      18.6    19.9    23.2    20.2    22.5    22.5



From continuing operations.                                                   19

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                                                              [LABARGE INC LOGO]

NET SALES -
QUARTERLY HISTORY

(In millions of dollars)

[BAR GRAPH]




                    FY99   FY99   FY99   FY99   FY00  FY00   FY00   FY00  FY01   FY01   FY 01
                     Q1     Q2     Q3     Q4     Q1    Q2     Q3     Q4    Q1     Q2     Q3 E

Net sales           21.1   21.6   19.2   16.7   14.1  17.6   22.1   25.8  24.3   27      30




From continuing operations.                                                   20

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                                                              [LABARGE INC LOGO]

INTERIM RESULTS

--------------------------------------------------------------------------------
                                First Six Months
--------------------------------------------------------------------------------
                                FY01                 FY00           % Change
--------------------------------------------------------------------------------

Net sales                     $51,207              $31,683            + 62%
-------------------------------------------------------------------------------
Cost of sales                  40,120               25,862            + 55%
-------------------------------------------------------------------------------
Gross profit/margin            11,087 / 21.7%        5,821 / 18.4%    + 90%
-------------------------------------------------------------------------------
Selling and
administrative/margin           8,240 / 16.1%        7,320 / 23.1%    + 13%
-------------------------------------------------------------------------------
Net earnings from
continuing ops                $ 1,361              $  (662)
-------------------------------------------------------------------------------
Diluted EPS from
continuing ops                $   .09
-------------------------------------------------------------------------------
EBITDA from
continuing ops                $ 4,976              $   485*
-------------------------------------------------------------------------------


*Less non-recurring items                                                    21

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                                                              [LABARGE INC LOGO]


COMPARATIVE BALANCE SHEET ITEMS

--------------------------------------------------------------------------------
(dollars in thousands)         DEC. 31, 2000    JAN. 2, 2000

--------------------------------------------------------------------------------

Current assets                   $ 44,160        $ 28,964
--------------------------------------------------------------------------------
Current liabilities                27,024          16,347
--------------------------------------------------------------------------------
Total debt                         21,115          21,903
--------------------------------------------------------------------------------
Equity                             27,239          23,374
--------------------------------------------------------------------------------
Senior debt/EBITDA (LTM)              1.7             8.8
--------------------------------------------------------------------------------





                                                                              22

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LABARGE'S FOCUSED COMMITMENT TO AGGRESSIVE, PROFITABLE GROWTH

         -  Excellent reputation and customer base
         -  Broadening our reach
            - Target new customers
            - Attain new proprietary skills
         -  FY 2001 Q3 EPS expected to be at least $.07
         -  FY 2001 Q4 results expected to be at least as strong as Q3
            - Entering fourth quarter with anticipated backlog of $92 million
            - ScadaNET progress and growth opportunity
         -  Strengthening balance sheet/reduced interest expense
         - Based on growing backlog, we expect higher sales and earnings in FY 2002
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